                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 3, 2000



AMERICAN EXPRESS                         AMERICAN EXPRESS RECEIVABLES
 CENTURION BANK                             FINANCING CORPORATION II


      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust


           Utah                 11-2869526        333-91473            Delaware              13-3854638          333-91473
     (State or Other         (I.R.S. Employer    (Commission       (State or Other        (I.R.S. Employer      (Commission
     Jurisdiction of          Identification     File Number)      Jurisdiction of         Identification      File Number)
     Incorporation or             Number)                          Incorporation or            Number
       Organization                                                 Organization)

                    6985 UnionPark Center                                                   World Financial Center
                     Midvale, Utah 84047                                                       200 Vesey Street
                       (801) 565-5000                                                      New York, New York 10285
                                                                                                (212) 640-2000

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

           N/A                                          N/A
(Former Name or Former Address,            (Former Name or Former Address,
if Changed Since Last Report)               if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5.           On May 3, 2000, American Express Credit Account Master
                  Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, with its Series 2000-3 Supplement, dated as of May 3, 2000.

                  On May 3, 2000, American Express Credit Account Master Trust issued its $825,000,000 Class A Floating Rate Asset Backed Certificates, Series 2000-3 and $80,000,000 Class B Floating Rate Asset Backed Certificates, Series 2000-3 (the "Series 2000-3 Certificates"). The Series Supplement is attached hereto as Exhibit 4.1.

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

         Exhibit 4.1 Series 2000-3 Supplement, dated as of May 3, 2000, supplementing the Pooling and Servicing Agreement dated as of May 16, 1996.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                            American Express Centurion Bank,

                            on behalf of the American Express
                            Credit Account Master Trust

                               By:  /s/ Maureen Ryan
                                  ----------------------------
                               Name:     Maureen Ryan
                               Title:    Assistant Treasurer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                     American Express Receivables Financing
                       Corporation II

                     on behalf of the American Express Credit Account Master
                     Trust

                             By:  /s/ Leslie R. Scharfstein
                                ----------------------------------
                             Name:   Leslie R. Scharfstein
                             Title:  President

                                  EXHIBIT INDEX
                                  -------------

Exhibit       Description
-------       -----------

Exhibit 4.1 Series 2000-3 Supplement, dated as of May 3, 2000, supplementing the Pooling and Servicing Agreement dated as of May 16, 1996.



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